SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

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            14a-6(e)(2))
      |_|   Definitive Proxy Statement
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      |_|   Soliciting Material Pursuant to ss.240.14a-12

                                  AUXILIO, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                                  Auxilio, Inc.
                            27401 Los Altos Suite 100
                         Mission Viejo, California 92691
                                  949-614-0700

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD May 17, 2005

TO OUR STOCKHOLDERS:

      The Annual Meeting of Stockholders of Auxilio will be held on May 17, 2005, at 3:00 p.m. local time at our headquarters office, located at 27401 Los Altos, Suite 100, Mission Viejo, California for the following purposes:

      1. To elect seven directors to the Board of Directors to hold office for a one-year term;

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on March 30, 2005 are entitled to notice of, and to vote at, the meeting. All stockholders are cordially invited to attend the meeting. Our Bylaws require that the holders of a majority of the outstanding shares of our common stock entitled to vote be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business. Regardless of whether you expect to attend the meeting, you are requested to sign, date and return the accompanying proxy card. You may still attend and vote in person at the annual meeting if you wish, even though you may have submitted your proxy prior to the meeting. If you attend the meeting and wish to vote in person, you must revoke your proxy and only your vote at the meeting will be counted. Thank you in advance for your prompt return of your proxy.

                                       By Order of the Board of Directors,


                                       Paul T. Anthony
                                       Secretary

Mission Viejo, California
April 19, 2005

                                  Auxilio, Inc.
                           27401 Los Altos, Suite 100
                         Mission Viejo, California 92691
                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

      The accompanying proxy is solicited on behalf of our Board of Directors to be voted at our Annual Meeting of Stockholders to be held at the Company's office, located at 27401 Los Altos, Suite 100, Mission Viejo, California, on May 17, 2005, at 3:00 p.m. local time, and any and all adjournments or postponements thereof. In addition to the original solicitation by mail, certain of our employees may solicit proxies by telephone or in person. No specially engaged employees or solicitors will be retained for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this proxy statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares, will be borne by us. You may vote in person at our annual meeting, if you wish, even though you have previously mailed in your proxy. This proxy statement and the accompanying proxy are being mailed to stockholders on or about April 19, 2005. Unless otherwise indicated, "we," "us" and "our" mean Auxilio.

      All duly executed proxies will be voted in accordance with the instructions thereon. Stockholders who execute proxies, however, retain the right to revoke them at any time before they are voted. The revocation of a proxy will not be effective until written notice thereof has been given to our Secretary unless the stockholder granting such proxy votes in person at our annual meeting.

                              VOTING OF SECURITIES

Voting

      If you are a registered owner (meaning that your shares are registered in the Company's records as being owned in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

      o By proxy-You may complete the proxy card and mail it in the postage-paid envelope provided; or

      o In person-You may attend the Annual Meeting and cast your vote there.

      If you are a beneficial owner whose shares are held in "street-name" by a bank, broker or other record holder, please refer to your voting instruction card and other materials forwarded by such record holder for information on how to instruct the record holder to vote on your behalf.

      If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares in the way that you indicate. When completing the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the following:

      (1) To elect the following seven (7) nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and have qualified:

                     Joseph J. Flynn               John D. Pace
                     Ray Gerrity                   Max Poll
                     Robert L. Krakoff             Michael Vanderhoof
                     Robert Miller

      (2) Such other business as may properly come before the meeting or any adjournment thereof.

      If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary of the Company prior to or at the commencement of the Annual Meeting.

      Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company's Corporate Secretary at 27401 Los Altos, Suite 100, Mission Viejo, California 92691 or (c) attending the Annual Meeting and voting in person. In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in "street name" by a bank, broker or other record holder must follow the instructions provided by such record holder for voting in person at the meeting. The beneficial holder also must obtain from such record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares in person.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

Record Date, Quorum and Voting Requirements

      Only holders of record of the Company's common stock at the close of business on March 30, 2005 will be eligible to vote at the Annual Meeting. As of the close of business on March 30, 2005, the Company had 15,424,662 shares of common stock outstanding. Each share of common stock is entitled to one vote.

      A quorum of shares is necessary to hold a valid stockholders' meeting. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Shares for which an "abstention" from voting is observed, as well as shares that a broker holds in "street name" and votes on some matters but not others ("broker non-votes"), will be counted for purposes of establishing a quorum.

      Directors will be elected by a plurality of votes cast at the Annual Meeting. This means that the seven nominees for director who receive the most votes will be elected. If you are present at the meeting but do not vote for a particular nominee, or if you have given a proxy and properly withheld authority to vote for a nominee, or if there are broker non-votes, the shares withheld or not voted will not be counted for purposes of the election of directors.

      For each other item, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      Currently, there are seven (7) members of the Board of Directors. Directors are elected at each annual stockholders' meeting to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the seven (7) nominees named below. All of the nominees presently are directors of the Company.

      If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

      Under Nevada law, the seven (7) nominees receiving the highest number of votes will be elected as directors at the Annual Meeting. As a result, proxies voted to "Withhold Authority," which will be counted, and broker non-votes, which will not be counted, will have no practical effect.

      The names and certain information concerning the five (7) nominees for election as directors are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

      Name                    Age    Position with the Company
      Joseph J. Flynn          39    President, Chief Executive Officer and Director
      Ray Gerrity              54    Director, Chairman of the Compensation Committee
      Robert Krakoff           69    Director, Chairman of the Audit Committee, and Member of the
                                     Compensation Committee
      Robert Miller            47    Director, Member of the Audit Committee
      John D. Pace             51    Director
      Max Poll                       Director, Member of the Audit Committee
      Michael Vanderhoof       44    Director, Member of the Compensation Committee

      Joseph J. Flynn, 39. Mr. Flynn was hired as the C.E.O. effective January 1, 2003. Mr. Flynn joined PeopleView, Inc. in January of 2003. From 1998 to through 2002, Mr. Flynn was General Manager of the e-learning, Collaboration and Telecommunications Group at Advanstar Communications. From 1992-1998, Mr. Flynn was Vice President for Latin America and the Iberian Peninsula for E. J. Krause, a privately held, leading international exhibition organizer. Mr. Flynn holds a BA in International Relations, 1987 from the Catholic University of America in Washington, DC and completed the Masters at Teaching Post Graduate Program in Foreign Language Education from the University of Rhode Island in 1989.

      Ray Gerrity, 54. Mr. Gerrity has served as a member of the Company's Board of Directors since May, 2001. Since August, 2002 Mr. Gerrity has been Managing Director of Canberra Asset Management, a hedge fund specializing in options investments. From 2001 to 2002 Mr. Gerrity was a Sr. Sales Consultant with FileNET Corporation, focusing on Fortune 2000 enterprise software solutions. From 1998 to 2001, Mr. Gerrity was OEM and Southern California Office Manager for GE Global Exchange Services, a worldwide provider of electronic commerce networks. Mr. Gerrity's prior positions include more than 20 years in the computer/software industry, working initially as a sales representative for IBM, then, in various sales and sales management positions at ITT Systems, and Tektronix. Ray received a BS in Economics from UC San Diego in 1973.

      Robert L. Krakoff, 69. Mr. Krakoff has served as a member of the Company's Board of Directors since January, 2005. Mr. Krakoff was the former Chairman and Chief Executive Officer of Advanstar, Inc. Before joining Advanstar, Inc., Mr. Krakoff had a 23 year career with Reed Elsevier plc, a leading international publisher and information provider. He was Vice Chairman of Reed Elsevier Inc., a director of Reed Elsevier plc, and Chairman and CEO of Cahners Publishing Company. During his tenure with Reed, he also held the position of Chief Executive of Reed Exhibition Companies and Reed Reference Publishing. Prior to joining Reed Elsevier in 1973, Mr. Krakoff was President, Chief Executive Officer and a director of AITS, Inc., then a large wholesale travel company. He also held executive positions in finance, marketing and planning with Ford Motor Company, Trans World Airlines, The Singer Corporation, and RCA. Mr. Krakoff graduated from Pennsylvania State University with a Bachelor of Science degree in Business Administration. He also earned an MBA from the Harvard Graduate School of Business Administration. Mr. Krakoff is a past Chairman and a past Director of the Association of American Business Media (ABM), and the 2002 recipient of the ABM's McAllister Top Management Fellowship award for career leadership in business-to-business media. He also is a Trustee of the Beth Israel Deaconess Hospital in Boston. He is a member of the Board of Freedom Communications, Inc., of Irvine, CA and Chairman of the Audit Committee; a prior Director of three mutual funds of the Aquila Corporation (Capital Cash Management Trust, Narragansett Insured Tax Free Income Fund, and Trinity Liquid Assets Trust).

      Robert Miller, 47. Mr. Miller has served as a member of the Company's Board of Directors since May, 2001. Mr. Miller is founder and president of The Trippoak Group, Inc., a New York City-based merchant investment and consulting concern. He has over 20 years experience in the securities industry, commencing with the U.S. Securities and Exchange Commission, where he was an enforcement attorney, and as a senior executive in proprietary investing positions with Merrill Lynch Capital Markets and the Palladin Group, LP. Among his several investments, Mr. Miller is a director and founder of Combustion Dynamics Corporation, director of Baynon International Corp., and founding shareholder of Restricted Stock Trading Network, Inc.

      John D. Pace, 51. Mr. Pace has served as a member of the Company's Board of Directors since November, 2004. Mr. Pace spent 25 years with ServiceMaster's Healthcare Division in a variety of senior leadership roles. Currently Mr. Pace is retired from ServiceMaster. Mr. Pace's last responsibility with the company was as Executive Vice President for the West, Mr. Pace currently provides consulting services to the Company. He is also on the Mission Hospital Foundation Board, in Mission Viejo, CA.

      Max Poll, 58. Mr. Poll is President and Chief Executive Officer of Scottsdale Healthcare. He has been in health care administration for over 30 years and has held the positions of President & CEO of Barnes Hospital in St. Louis, Missouri, the primary teaching affiliate of Washington University School of Medicine; Administrator & CEO of Boone Hospital Center, Columbia, Missouri; and Assistant Director of St. Luke's Hospital, Kansas City, Missouri. Mr. Poll received his Bachelors of Business Administration from Western Michigan University, and his Masters of Hospital Administration from the University of Minnesota. His activities have included board, committee membership, and officer positions on metropolitan, state and national health organizations, including the American Hospital Association, Association of American Medical Colleges, and Voluntary Hospitals of America, Inc. Mr. Poll is a Fellow in the American College of Healthcare Executives, and currently is a board member of the International Genomics Consortium and serves as its Executive Advisor.

      Michael Vanderhoof, 44. Mr. Vanderhoof has served as a member of the Company's Board of Directors since May, 2001. Mr. Vanderhoof is a private investor and President of Avintaquin Capital LLC. Avintaquin Capital is a venture capital firm with offices in Orange County and Los Angeles organized to invest in privately held emerging growth companies. Avintaquin makes debt and equity investments in early stage technology companies in the information technology, media and energy markets. Mr. Vanderhoof has over eighteen years experience in the capital markets. From 1998 to present, he has advised various private and public companies on capital formation, mergers and acquisitions and financing. From 1993 to 1997, Mr. Vanderhoof was a trader on a trading desk that made markets in over 200 OTC companies. His career began in 1985 as an Account Executive for a NASD broker-dealer firm in Salt Lake City, Utah.

Board Meeting and Attendance

      During fiscal year 2004, our board held eleven meetings in person or by telephone. Members of our board are provided with information between meetings regarding our operations and are consulted on an informal basis with respect to pending business. Each director attended at least 75% of the total number of meetings of our board and the total number of meetings held by all committees of our board on which such director served during the year. The Board has determined that all members of the Audit Committee are "independent directors" as that term is defined in Rule 4200 of the listing statutes of the National Association of Securities Dealers.

Committees of the Board of Directors

      The Board of Directors has established a Compensation Committee and an Audit Committee.

      Compensation Committee

      The Compensation Committee is presently composed of Ray Gerrity, who serves as chairperson of the committee, Robert L. Krakoff and Michael Vanderhoof, all of whom meet the definition of. "independence" set forth in the NASDAQ corporate governance listing standards. The principal functions of this committee are to review and approve our organization structure, review performance of our officers and establish overall employee compensation policies. This committee also reviews and approves compensation of directors and our corporate officers, including salary, bonus, and stock option grants, and administers our stock plans. The Compensation Committee met two times during the fiscal year ended December 31, 2004.

Audit Committee

      The Audit Committee is presently composed of Robert L. Krakoff, who serves as chairperson, Robert Miller and Max Poll all of whom meet the definition of "independence" set forth in the NASDAQ corporate governance listing standards. The Board of Directors has also determined that Robert L. Krakoff. is an "audit committee financial expert," as defined by the rules of the SEC. The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing the results of each audit and quarterly review by our independent public accountants, reviewing our internal audit activities and discussing the adequacy of our accounting and control systems. Our board has adopted a written audit committee charter. The Audit Committee met four times during the fiscal year ended December 31, 2004. The board has determined that Mr. Krakoff is an "audit committee financial expert" as such term is defined in the rules of the Securities and Exchange Commission.

Nomination of Directors

      The Company currently does not have a standing nominating committee. The independent members of the Board perform the functions of a nominating committee. The Board does not believe it needs a separate nominating committee because the independent directors (as that term is defined in the NASDAQ listing standards) have the time and resources to perform the function of recommending nominees to the Board. Nominees for the Board of Directors are selected and proposed by a majority of the disinterested outside Directors and voted upon by all disinterested Board members.

      In identifying potential nominees, the Board takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent directors and the need for specialized expertise. The Board considers candidates for Board membership suggested by its members and by management, and the Board will also consider candidates suggested informally by a shareholder of the Company.

Director Compensation

      Each non-employee director is entitled to receive an initial stock option grant for 25,000 of our common stock when they join the board and 2,500 shares of our common stock for each board meeting attended, effective January 2005. Prior to January 2005, each non-employee director was entitled to receive a stock option grant for 1,000 shares of our common stock for each board meeting attended, no compensation was provided. Directors are reimbursed for expenses incurred in connection with attendance at board and committee meetings.

Communications with the Board

      Shareholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors, c/o Chief Financial Officer, Auxilio, Inc., 27401 Los Altos, Suite 100, Mission Viejo, California 92691. All communications are compiled by the Chief Financial Officer and forwarded to the Board or the individual director(s) accordingly.

Director Attendance at Annual Meetings

      Directors are strongly encouraged to attend annual meetings of the Company's stockholders. Michael Vanderhoof and Ray Gerrity of the Company's directors attended the 2004 annual meeting of the Company's shareholders.

                               EXECUTIVE OFFICERS

Our current executive officers are as follows:


      Name                                      Age     Position
      ----                                      ---     --------
      Joseph Flynn..........................     39     Chairman and Chief Executive Officer
      Paul T. Anthony.......................     34     Chief Financial Officer
      Etienne Weidemann.....................     39     President and Chief Operating Officer

      For additional information on Mr. Flynn, who is also serves as a director of the Company, please refer to his profile set forth above under "ELECTION OF DIRECTORS".

      Paul T. Anthony was hired as the Chief Financial Officer effective January 3, 2005. Prior to joining the Company, Mr. Anthony served as Vice President, Finance and Corporate Controller with Callipso, a provider of voice-over IP based network services. During his tenure at Callipso, Mr. Anthony was responsible for all of the financial operations including accounting, finance, investor relations, treasury, and risk management. Before joining Callipso, Mr. Anthony was the Controller for IBM-Access360, a provider of enterprise software. Mr. Anthony joined Access360 from Nexgenix, Inc. where he served as Corporate Controller. Prior to this, Mr. Anthony held numerous positions in Accounting and Finance at FileNET Corporation, a provider of enterprise content management software applications. Mr. Anthony started his career at KPMG Peat Marwick LLP in Orange County in the Information, Communications & Entertainment practice. He is a certified public accountant and holds a Bachelor of Science in Accounting from Northern Illinois University.

      Etienne L. Weidemann is the President and Chief Operating Officer for the Company. He joined the Company in November 2002 as Vice President of Marketing. In March 2003, Mr. Weidemann was promoted to Executive Vice President of Sales and Marketing. Prior to Auxilio, Mr. Weidemann was Vice President of Sales and Vendor Marketing for the e-Learning and Collaboration Groups at Advanstar Communications Inc. From 1996 to 1999, Mr. Weidemann was a Director and founding member of WildnetAfrica.com where he played a leading strategic role in determining the company's go-to-market strategy. From 1991 through 1996, Mr. Weidemann was Managing Director of Elecrep Corporation, an engineering and automotive manufacturing concern in South Africa. Mr. Weidemann graduated with a law degree from the University of South Africa and was admitted as an Attorney of the Supreme Court of South Africa in 1989.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

      The following table contains information concerning our chief executive officer during fiscal 2003 and our four most highly-compensated executive officers during fiscal 2004 who were serving as executive officers at the end of fiscal 2004 (as a group, the "named executive officers").

                                                                                   Long-Term
                                                                              Compensation Awards
                                                                               Shares of Common
                                         Fiscal                                Stock Underlying          All Other
     Name and Principal Position          Year     Salary     Bonus       Stock Options and Warrants    Compensation
     ---------------------------          ----     ------     -----       --------------------------    ------------
Joseph Flynn (1)                          2004    $163,542    $     --             333,308                   --
Chairman, and Chief Executive Officer     2003    $149,885    $ 22,527              83,325                   --

Etienne Weidemann (2)                     2004    $157,083    $ 10,000             316,641                   --
President and Chief Operating             2003    $142,500    $ 45,215              99,990                   --
Officer
James P. Stapleton (2)                    2004    $142,750    $     --             276,645                   --
Chief Financial Officer                   2003    $127,500    $ 19,500              83,325                   --

(1)   Mr. Flynn joined the Company in January 2003 as Chief Executive Officer.

(2)   Mr. Weidemann joined the Company in November 2002.

(3) Mr. Stapleton joined the Company in January 2003 as Chief Financial Officer and resigned as of January 3, 2005.

Option Grants Table

      The following table sets forth information concerning options to purchase shares of our common stock granted to our named executive officers in the fiscal year ended December 31, 2004.

                                   % of Total
                             Shares of Common    Options Granted                                    Grant Date
                             Stock Underlying      to Company       Exercise Price    Expiration     Present
    Executive Officer       Stock Options (1)       Employees        Per Share (2)       Date       Value (3)
    -----------------       -----------------       ---------        -------------       ----       ---------
Joseph Flynn(4)..........         83,333               9.0%               $0.90        5/15/14        $54,653
James P. Stapleton (5)...         66,666               7.2%               $0.90        5/15/14        $43,722
Etienne Weidemann (6)....         66,666               7.2%               $0.90        5/15/14        $43,722

(1) The options were granted under the Auxilio 2004 Stock Incentive Plan for a term of no more than ten years, subject to earlier termination in certain events related to termination of employment. The options begin to vest on the first anniversary from the grant date. To the extent not already exercisable, the options generally become exercisable upon a merger or consolidation of the Company with or into another corporation, or upon the acquisition by another corporation or person of all or substantially all of the Company's assets.

(2) All options were granted at fair market value (the last price for the Company's Common Stock as reported by NASDAQ on the day previous to the date of grant), or the price paid during a private placement, as long as the restrictions on the shares sold pursuant to a private placement where equal to the vesting on the option grants.

(3) As suggested by the SEC's rules on executive compensation disclosure, the Company used the Black-Scholes model of option valuation to determine grant date pre-tax present value. The calculation is based on a one-year term and upon the following assumptions: annual dividend growth of zero percent, volatility of approximately 218.70%, and an interest rate of 2.12%. There can be no assurance that the amounts reflected in this column will be achieved.

(4)   Mr. Flynn joined the Company in January 2003 as Chief Executive Officer.

(5) Mr. Stapleton joined the Company in January 2003 as Chief Financial Officer and resigned as of January 3, 2005.

(6)   Mr. Weidemann joined the Company in November 2002.

Equity Compensation Plan Information

      The following table provides certain information as of December 31, 2004 with respect to the Company's equity compensation plans under which equity securities of the Company are authorized for issuance.

                                               Number of securities                                  Number of
                                                 to be issued upon        Weighted average           securities
                                                    exercise of          exercise price of      remaining available
                                               outstanding options,     outstanding options,         for future
                Plan Category                   warrants and rights     warrants and rights     issuances under plan
                -------------                   -------------------     -------------------     --------------------
Equity compensation plans approved by
   security holders (1):                              1,361,530             $   1.10                 2,105,137
Equity compensation plans not approved by
   security holders (2):                              1,236,865             $   1.04                        --
                                                    -------------                                  ------------
         Total                                        2,598,395                                      2,105,136
                                                    =============                                  ============

(1) These plans consist of the 2004 Stock Incentive Plan, 2003 Stock Incentive Plan, 2000 Stock Option Plan, and the 2001 Stock Option Plan and the Employee Stock.

(2) Warrants and rights. From time to time and at the discretion of the Board of Directors the Company may issue warrants to key individuals or officers of the Company as performance based compensation.

Aggregated Options Exercised in Last Fiscal Year and Fiscal Year-End Option
Values

         The following table sets forth information regarding the exercisable and unexercisable options to acquire our common stock granted to our named executive officers.

                                                    Number of Unexercised                  Value of Unexercised
                                                    Options at December 31,              In-the-Money Options at
                                                            2004                          December 31, 2004 (1)
                           Shares                          -----                          ---------------------
                          Acquired        Value
         Name            on Exercise    Realized    Exercisable   Unexercisable    Exercisable     Unexercisable
         ----            -----------    --------    -----------   -------------    -----------     -------------
Joseph Flynn .............  --            --          20,831         145,827        $ 45,829         $308,319
James P. Stapleton .......  --            --          20,831         129,160        $ 45,829         $274,152
Etienne Weidemann ........  --            --          33,330         133,326        $ 36,663         $246,654

----------
(1) Represents the difference between the fair market value of the shares underlying such options at fiscal year- end ($2.95) and the exercise price of such options.

Employment and Separation Agreements and Change in Control Arrangements

      On April 1, 2004, the Company entered into an employment agreement with Joseph Flynn to serve as its Chief Executive Officer, effective April 1, 2004. Mr. Flynn's agreement has a term of two year and provides for a base annual salary of $165,000. Mr. Flynn may receive an annual bonus if certain earnings and revenue targets are accomplished.

      On April 1, 2004, the Company entered into an employment agreement with Etienne Weidemann, to serve as President and Chief Operating Officer, effective April 1, 2004. Mr. Weidemann's agreement has a term of two years, and provides for a base annual salary of $155,000. Mr. Weidemann may receive an annual bonus if certain earnings and revenue targets are accomplished.

      On December 10, 2004, the Company entered into an employment agreement with Paul T. Anthony to serve as Chief Financial Officer and Corporate Secretary, effective January 3, 2005. Mr. Anthony's agreement has a term of two years, and provides for a base annual salary of $155,000. Mr. Anthony received warrants and may receive an annual bonus if certain earnings and revenue targets are accomplished. Mr. Anthony's agreement does allow for severance upon termination as a result of a change in control.

                       BENEFICIAL OWNERSHIP OF SECURITIES

      The following table and the notes thereto set forth certain information regarding the beneficial ownership of our common stock as of March 30, 2005, by
(i) each current director; (ii) each executive officer named in the summary compensation table included herein; (iii) all our current directors and executive officer as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our common stock.

                                                                    Shares Beneficially Owned
                                                                    -------------------------
            Name and Address of Beneficial Owner (1)                  Number (2)    Percent
            ----------------------------------------                 ----------     -------
Paul Anthony ....................................................           --           --
Joseph Flynn (3) ................................................      410,314          2.5
Ray Gerrity (4) .................................................       94,335            *
Robert Krakoff ..................................................           --           --
Robert Miller (5) ...............................................       30,417            *
Charles Nickell .................................................      256,645          4.3
John Pace .......................................................           --           --
James P. Stapleton (6) ..........................................      264,317          1.6
Michael Vanderhoof (7) .........................................     1,571,541          9.8
Etienne Weidemann (8) ...........................................      256,645          1.5
All directors and executive officers, as a group (9) ............    2,627,567         16.1

----------
*     Less than 1% of the outstanding shares of common stock

(1) The address for all officers and directors is 27401 Los Altos, Suite 100, Mission Viejo, CA 92691.

(2) Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law). The percentages are based upon 16,611,746 shares outstanding as of March 30, 2005, except for certain parties who hold options and warrants that are presently exercisable or exercisable within 60 days, are based upon the sum of shares outstanding as of March 30, 2005 plus the number of shares subject to options and warrants that are presently exercisable or exercisable within 60 days held by them, as indicated in the following notes.

(3) Includes 41,663 shares subject to stock options exercisable within 60 days, and 166,650 subject to stock warrant agreements.

(4) Includes 1,333 shares subject to stock options exercisable within 60 days, and 3,500 subject to stock warrant agreements.

(5)   Includes 1,250 shares subject to stock options exercisable within 60 days.

(6) Includes 41,663 shares subject to stock options exercisable within 60 days, and 139,986 shares subject to stock warrant agreements.

(7) Includes 1,167 shares subject to stock options exercisable within 60 days, and 50,000 subject to stock warrant agreements. Includes 482,794 beneficial shares owned by Avintaquin Capital, LLC 880 Apollo Street, Suite 334, El Segundo, CA 90245. Avintaquin Capital, LLC shares include 65,332 shares subject to stock warrant agreements.

(8) Includes 49,995 shares subject to stock options exercisable within 60 days, and 166,650 shares subject to stock warrant agreements.

(9) Includes 137,070 shares subject to stock options exercisable within 60 days, and 542,118 shares subject to stock warrant agreements.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Auxilio's executive officers, directors and greater than 10% stockholders to file with the SEC certain reports of ownership and changes in ownership. Based on a review of the copies of such forms received and written representations from certain reporting persons, Auxilio believes that during the year ended December 31, 2004 all Section 16(a) reports applicable to its executive officers, directors and greater than 10% stockholders were filed on a timely basis, except for none.

                          COMPENSATION COMMITTEE REPORT

Overview and Philosophy

      The Compensation Committee of the Board of Directors reviews and establishes compensation strategies and programs to ensure that we attract, retain, properly compensate, and motivate qualified executives and other key associates. The Committee consists of Mr. Gerrity, its chairperson, Mr. Krakoff and Mr. Vanderhoof. No member of this committee is an employee or officer.

      The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the training and education industry, thereby allowing us to compete for and retain talented executives who are critical to our long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of our executive officer is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option grants under the stock option plans.

Chief Executive Officer Compensation

      The Compensation Committee set the 2005 annual compensation for our current Chief Executive Officer, Mr. Flynn.

      Mr. Flynn is being paid an annual salary of $165,000. Mr. Flynn may earn an annual bonus, at the discretion of the Board of Directors, with an amount to be determined by the Board of Directors.



                                       By the Compensation Committee,

                                       Ray Gerrity, Chairperson
                                       Michael Vanderhoof
                                       Robert L. Krakoff

April 1, 2005

                             AUDIT COMMITTEE REPORT

      The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2004 with management.

      The Audit  Committee also reviewed with  Stonefield  Josephson,  Inc., our independent auditors, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. The Audit Committee has also considered whether the provision of non-audit services by Stonefield Josephson, Inc. is compatible with their independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality our financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

                                       By the Audit Committee,

                                       Robert L. Krakoff, Chairperson
                                       Robert Miller


April 1, 2005

                       APPOINTMENT OF INDEPENDENT AUDITORS

      The Company has appointed the firm of Stonefield Josephson, Inc. independent public auditors for the Company during the 2004 fiscal year, to serve in the same capacity for the year ending December 31, 2005. Representatives of Stonefield Josephson, Inc., are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

                        FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

      The aggregate fees billed for professional services rendered by Stonefield Josephson, Inc. for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004 and the reviews of the financial statements included in the Company's Form 10-Q's for such fiscal year were $155,130.

Financial Information Systems Design and Implementation Fees

      No fees were  billed for  professional  services  rendered  by  Stonefield
Josephson, Inc. for financial information systems design and implementation services for the fiscal year ended December 31, 2004.

All Other Fees

      The aggregate fees billed for services rendered by Stonefield Josephson, Inc., other than the services referred to above, for the fiscal year ended December 31, 2004 were $11,040.

Audit Committee Pre-Approval Policies and Procedures.

      Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable Securities and Exchange Commission rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by Stonefield Josephson, Inc. during 2003 and 2004 were pre-approved by the Audit Committee of our Board of Directors in accordance with applicable SEC rules.

                              CERTAIN TRANSACTIONS

Acquisition of Alan Mayo and Associates, Inc.

      On April 1, 2004, the Company completed the acquisition of Alan Mayo and Associates, Inc. (doing business as "The Mayo Group" and referred to herein as "TMG"). The purchase price for the acquisition of TMG was equal to $255,000 in cash and 1,700,030 shares of the Company's common stock, all payable upon the closing. In addition, upon closing the Company deposited (a) $45,000 in an indemnity escrow account, (b) 300,005 shares of common stock an indemnity escrow account, (c) 2,000,035 shares of common stock in an escrow account as contingency for certain performance goals, and (d) a note payable in the amount of $315,000 due April 15, 2005, which note is also subject to certain contingent performance goals. All contingent amounts from the original agreement have subsequently been paid (both cash and stock). Therefore the foregoing amounts are included in the purchase price as is required under FASB 141. In addition to the above amounts, the Company has included severance payments totaling $465,500. Other acquisition costs totaling $264,174 were incurred during the nine months ended September 30, 2004 that has been included in the purchase price. All of the Company's operations after April 1, 2004 are the operations of TMG. The Company is in the process of obtaining a formal valuation which will be done within the time allowed in accordance with FASB 141.

Sale of e-Perception Assets to Workstream

      In March of 2004, PeopleView entered into an asset purchase and sale agreement with Workstream, Inc. (NASDQ:WSTM) ("Workstream"), whereby the Company sold to Workstream essentially all of its assets, including its software products and related intellectual property, its accounts receivable, certain computer equipment, customer lists, and the PeopleView name, among other things.

      The original agreement called for the Company to receive cash consideration of $300,000, of which $50,000 was subject to certain "hold back" conditions. Additionally, the Company was to receive 350,000 shares of Workstream common stock, of which 50,000 shares were subject to certain "hold back" conditions, and a warrant to purchase an additional 50,000 shares at an exercise price of $3.00 per share. Pursuant to an addendum to the original purchase agreement, the final consideration the Company received from Workstream was equal to $250,000 in cash, 246,900 shares of Workstream common stock, and a warrant to purchase an additional 50,000 shares at an exercise price of $3.00 per share.

      In connection with this transaction, the Company executed a warrant to purchase 5,000 shares of the Company's common stock to a finder who introduced the Company to Workstream. The fair market value of the warrant was calculated using the Black-Scholes pricing model with the following assumptions: risk-free interest rate of 1.21%; estimated volatility of 205.30%; dividend yield of 0.0%; and expected life of the options of one year. The expense recorded in connection with the warrant was equal to $3,137.

Transactions with Shareholders or Other Affiliates

      On December 28, 2004, Auxilio entered into a Revolving Loan and Security Agreement with Mr. Michael D. Vanderhoof. Mr. Vanderhoof is a director of the Company. Under the agreement, the Company can borrow up to $500,000 (the "Revolving Loan"). Money will be advanced to Auxilio by Mr. Vanderhoof against the $500,000 limit upon six business days advance written notice by the Company. Interest will accrue daily upon any unpaid principal balance at the rate of eight percent (8%) per annum. Accrued interest is payable in full monthly. All outstanding principal is due and payable in full on December 10, 2005. The Revolving Loan is secured by all of the Company's inventory, accounts, equipment, cash, deposit accounts, securities, Intellectual Property, chattel paper, general intangibles and instruments, now existing or hereafter arising, and all proceeds thereof. In consideration for the making of the Revolving Loan, Mr. Vanderhoof also received a warrant to purchase common shares of the Company in a number equal to 10% of the highest amount outstanding. For example, if the full amount of $500,000 is borrowed, the holder will have the right to purchase of 50,000 shares of stock. The exercise price is equal to $3.00 per share. As of January 20, 2005 the Company borrowed $250,000 and will issue 25,000 warrants in connection with the Revolving Loan.

      In March 2004, the Company initiated a private placement of its common stock at a purchase price of $0.30 per share. As of May 15, 2004, the Company closed the offering, selling 1,733,833 shares, with net proceeds of $520,150.

      In July 2003, the Company conducted a private placement of its common stock, at $0.75 per share. This private placement was completed by September 30, 2003. A total of 3,660,597 shares had been sold for net proceeds of $2,470,903.

      Avintaquin Capital, LLC ("Avintaquin"), an affiliate of three of the Company's shareholders (one of whom is a director and one of whom is a former director), served as a member of the selling group in connection with the private placement of the Company's common stock that closed on September 30, 2003. Based upon the number of shares issued in this offering, Avintaquin received 28,730 warrants in connection with the placement of 287,334 shares of the Company's common stock. The warrants have an exercise price equal to 100% of the private placement offering price, and have a term of five years. The warrants had a fair market value of $21,286, which was included as part of the offering cost of the private placement. The fair value of the warrants was determined using the Black-Scholes option-pricing model, with the following assumptions: (i) no expected dividends, (ii) a risk free interest rate of 1.45%,
(iii) expected volatility of 288.36%, and (iv) an expected life of three years. As of December 31, 2004 all of the warrants remain outstanding.

      World in Motion, an affiliate of one of Company's shareholders, served as a member of the selling group in connection with the private placement of the Company's common stock that closed on September 30, 2003. Based upon the number of shares issued in the offering, World in Motion received 15,332 warrants in connection with the placement of 153,334, shares of the Company's common stock. The warrants have an exercise price equal to 100% of the private placement offering price and have a term of five years. The warrants had a fair market value of $11,359, which was included as part of the offering cost of the private placement. The fair value of the warrants was determined using the Black-Scholes option-pricing model, with the following assumptions: (i) no expected dividends,
(ii) a risk free interest rate of 1.45%, (iii) expected volatility of 288.36%, and (iv) an expected life of three years. As of December 31, 2004 all of the warrants remain outstanding.

      General Pacific Partners, an affiliate of one of the Company's shareholders, served as a member of the selling group in connection with the private placement of the Company's common stock that closed on September 30, 2003. Based upon the number of shares issued in this offering, General Pacific Partners received 93,584 warrants in connection with the placement of 935,934, shares of the Company's common stock. The warrants have an exercise price equal to 100% of the private placement offering price and have a term of five years. The warrants had a fair market value of $69,335, which was included as part of the offering cost of the private placement. The fair value of the warrants was determined using the Black-Scholes option-pricing model, with the following assumptions: (i) no expected dividends, (ii) a risk free interest rate of 1.45%,
(iii) expected volatility of 288.36%, and (iv) an expected life of three years. As of December 31, 2004 all of the warrants remain outstanding.

      Ray Gerrity, a director, served as a member of the selling group in connection with the private placement of the Company's common stock that closed on September 30, 2003. Based upon the number of shares issued in the offering, Mr. Gerrity received 3,000 warrants in connection with the placement of 30,000 shares of the Company's common stock. The warrants have an exercise price equal to 100% of the private placement offering price, and have a term of five years. The warrants had a fair market value of $2,222, which was included as part of the offering cost of the private placement. The fair value of the warrants was determined using the Black-Scholes option-pricing model, with the following assumptions: (i) no expected dividends, (ii) a risk free interest rate of 1.45%,
(iii) expected volatility of 288.36%, and (iv) an expected life of three years. As of December 31, 2004 all of the warrants remain outstanding.

      The Company completed a private placement of its common stock on January 15, 2003. The Company sold 342,721 shares of common stock in this offering at a purchase price of $3.00 per share. In March 2003, the Board of Directors of the Company voted to reprice the shares sold in the offering because of the Company's inability to meet the revenue projections described to investors in the offering. The Company repriced the common stock sold in the offering to $0.75 per share (the "Repricing"). The Company gave each purchaser the election to either rescind his investment, or accept four shares of common stock for each share purchased in the offering. Four investors elected to rescind their investment, totaling 22,667 shares, for $68,000. After the Repricing, and after the rescission, as of March 31, 2003, had been collected in connection with such offering. Pursuant to the Repricing, an additional 920,163 shares were issued for a total of 1,226,884 shares sold in this offering.

      Avintaquin served as a member of the selling group in connection with the private placement of the Company's common stock that terminated on January 15, 2003. Based upon the number of shares issued in this offering upon the effectiveness of the Repricing, Avintaquin received 16,604 warrants in connection with the placement of 664,213 shares of the Company's common stock. The warrants have an exercise price of $3.00 and have a term of three years. In addition, Avintaquin agreed to accept 66,421 shares of the Company's common stock in connection with this offering in lieu of a cash placement fee of $49,816.

      Ray Gerrity served as a member of the selling group in connection with the private placement of the Company's common stock that terminated on January 15, 2003. Based upon the number of shares issued in this offering upon the effectiveness of the Repricing, Mr. Gerrity received 500 warrants in connection with the placement of 20,000 shares of the Company's common stock. The warrants have an exercise price of $3.00 and have a term of five years. In addition, Mr. Gerrity agreed to accept 2,000 shares of the Company's common stock in connection with this offering in lieu of a cash placement fee of $1,500.

      David Belcher, a former member of the Company's Board of Directors and a former employee of the Company, is the owner of Rhino Media, Inc. ("Rhino"). The Company licensed certain software from Rhino, and as consideration for such license, paid Mr. Belcher approximately $850 per month. The Company has also entered into a software development agreement with Mr. Belcher that had a six-month term. Under the terms of the agreement, the Company paid Mr. Belcher $20,000 per month in consideration for certain software development work. The line of business related to this agreement was sold as part of the Workstream transaction in March 2004.

Advisory Fees

      In June of 2004 the Company entered in to a consulting agreement with John
D. Pace, a director, to provide support in the Company's sales efforts with major healthcare facilities as well as consulting services related to the Company's operations. The agreement terminates June 1, 2005. Mr. Pace receives $1,000 per day for his services not to exceed three days per month and $1,500 per day for each additional day worked during a given month. In addition, Mr. Pace receives commission at a rate of 5% of the gross profit for any business closed through introductions made by Mr. Pace. The commission will be paid 25% in the form of Auxilio's common stock (priced at prevailing market values) and 75% in cash.

      The Company believes that the foregoing transaction was in its best interests. As a matter of policy, this transaction was and all future transactions between the Company and its officers, directors, principal shareholders or their affiliates will be, approved by a majority of the independent and disinterested members of the Board of Directors, on terms no less favorable than could be obtained from unaffiliated third parties and in connection with bona fide business purposes of the Company.

      In February 2005, the Company commenced a private placement of up to 2,500,000 shares of its common stock at a price of $2.00 per share. Each share will be restricted from re-sale for a period of one year. As of March 30, 2005, the Company had sold 983,000 shares, receiving net proceeds of $1,808,720. We will pay commissions equal to eight percent (8%) of the gross sales price of the Securities sold in the Offering to members of the selling group. We will also issue warrants to selling group members to acquire the number of shares of our Common Stock equal to eight percent (8%) of the number of shares of Common Stock sold in the Offering, at an exercise price equal to $2.50. We will also pay the other costs of this Offering, including fees of our attorneys, costs of complying with federal and state securities laws and regulations and all miscellaneous expenses.

                      NOMINATIONS AND STOCKHOLDER PROPOSALS

      The Bylaws of the Company require that all nominations for persons to be elected to the Board of Directors, other than those made by or at the direction of the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not less than 35 days prior to the meeting at which the election will take place (or not later than 10 days after public disclosure of such meeting date is given or made to stockholders if such disclosure occurs less than 50 days prior to the date of such meeting). Notice must set forth the name, age, business address and residence address of each nominee, their principal occupation or employment, the class and number of shares of stock which they beneficially own, their citizenship and any other information that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended. The notice must also include the nominating stockholder's name and address as they appear on the Company's books and the class and number of shares of stock beneficially owned by such stockholder.

      In addition, the Bylaws require that for business to be properly brought before an annual meeting by a stockholder, the Secretary of the Company must have received written notice thereof (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting, not less than 120 days in advance of the anniversary date of the Company's proxy statement for the previous year's annual meeting, nor more than 150 days prior to such anniversary date and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice must set forth the name and address of the stockholder who intends to bring business before the meeting, the general nature of the business which he or she seeks to bring before the meeting and a representation that the stockholder is a holder of record of shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring the business specified in the notice before the meeting.

      Any proposal of a stockholder intended to be presented at the Company's 2006 Annual Meeting of Stockholders and included in the proxy statement and form of proxy for that meeting is required to be received by the Company no later than January 16, 2006. Management proxies will have discretionary voting authority as to any proposal not received by that date if it is raised at that annual meeting, without any discussion of the matter in the proxy statement.

                                  ANNUAL REPORT

      The Company's Annual Report on Form 10-KSB, including financial statements and schedules thereto, for the fiscal year ended December 31, 2004, accompanies this Proxy Statement.

                                  OTHER MATTERS

      At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter that will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                       By Order of the Board of Directors,

                                       Auxilio, Inc.


                                       Joseph Flynn
                                       Chairman of the Board

Mission Viejo, California
April 19, 2005

                                  Auxilio, Inc
                           27401 Los Altos, Suite 100
                         Mission Viejo, California 92691

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby nominates, constitutes and appoints each of Joseph Flynn and Paul T. Anthony the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Auxilio, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held at the Company's office at 27401 Los Altos, Suite 100, Mission Viejo, California on May 17, 2005, at 3:00 p.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEM 1

1.    Election of Directors:

                           |_| FOR ALL nominees listed below       |_|   WITHHOLD AUTHORITY to vote for
                              (except as indicated to                      nominees listed below
                               the contrary below)

                                   Joseph Flynn          Ray Gerrity      Robert Miller       John D. Pace

                                   Robert L. Krakoff     Max Poll         Michael Vanderhoof


INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof .

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IMPORTANT - PLEASE SIGN, DATE AND RETURN PROMPTLY


                                        DATED:
                                        ---------------------------------, 2005

                                        ---------------------------------------
                                        (Signature)


                                        Please sign exactly as name appears
                                        hereon. Executors, administrators,
                                        guardians, officers of corporations and
                                        others signing in a fiduciary capacity
                                        should state their full titles as such.

PLEASE SIGN THIS CARD AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.